Exhibit 23.4

CONSENT of QUALIFIED PERSON

Re: Registration Statement on Form S-1 of American Barrick Gold Corporation (the “Company”)

I, Peter Jones, MAIG, Manager – Resource Geology LATAM & AP of Barrick Mining Corporation, the parent company of the Company, in connection with the Company’s Registration Statement on Form S-1 (together with any amendment or supplement thereto, the “Form S-1”), consent to:

•

the public filing by the Company and use of the Technical Report Summary titled, “S-K 1300 Technical Report Summary on the Pueblo Viejo Mine, Sanchez-Ramirez, Dominican Republic” dated May 14, 2026 with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”), as an exhibit (including by incorporation by reference) to and referenced in the Form S-1;

•	the use of and references to my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in connection with the Form S-1 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary in the Form S-1 and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-1.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1, as well as the references to the Technical Report Summary within the Form S-1 and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•	Section 1 Executive Summary

•	Section 2 Introduction

•	Section 6 Geological Setting, Mineralization, and Deposit

•	Section 7 Exploration

•	Section 8 Sample Preparation, Analyses and Security

•	Section 9 Data Verification

•	Section 11 Mineral Resource Estimates

•	Section 21 Other Relevant Data and Information

•	Section 22 Interpretation and Conclusions

•	Section 23 Recommendations

•	Section 24 References

•	Section 25 Reliance on Information Provided by the Registrant

•	Section 26 Date and Signature Page

Signature:	/s/ Peter Jones

Date:	November 10, 2026

Name:	Peter Jones
Title:	Manager – Resource Geology LATAM & AP

CONSENT of QUALIFIED PERSON

Re: Registration Statement on Form S-1 of American Barrick Gold Corporation (the “Company”)

I, Jeffrey Winterton, RM SME, Lead Metallurgist LATAM & AP of Barrick Mining Corporation, the parent company of the Company, in connection with the Company’s Registration Statement on Form S-1 (together with any amendment or supplement thereto, the “Form S-1”), consent to:

•

the public filing by the Company and use of the Technical Report Summary titled, “S-K 1300 Technical Report Summary on the Pueblo Viejo Mine, Sanchez-Ramirez, Dominican Republic” dated May 14, 2026 with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”), as an exhibit (including by incorporation by reference) to and referenced in the Form S-1;

•	the use of and references to my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in connection with the Form S-1 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary in the Form S-1 and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-1.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1, as well as the references to the Technical Report Summary within the Form S-1 and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•	Section 1 Executive Summary

•	Section 2 Introduction

•	Section 10 Mineral Processing and Metallurgical Testing

•	Section 14 Processing and Recovery Methods

•	Section 21 Other Relevant Data and Information

•	Section 22 Interpretation and Conclusions

•	Section 23 Recommendations

•	Section 24 References

•	Section 25 Reliance on Information Provided by the Registrant

•	Section 26 Date and Signature Page

Signature:	/s/ Jeffrey Winterton

Date:	November 10, 2026

Name:	Jeffrey Winterton
Title:	Lead Metallurgist LATAM & AP

CONSENT of QUALIFIED PERSON

Re: Registration Statement on Form S-1 of American Barrick Gold Corporation (the “Company”)

I, Bassam El Husseini, P.Eng., Director, Geotechnical Tailings and Heap Leach of Barrick Mining Corporation, the parent company of the Company, in connection with the Company’s Registration Statement on Form S-1 (together with any amendment or supplement thereto, the “Form S-1”), consent to:

•

the public filing by the Company and use of the Technical Report Summary titled, “S-K 1300 Technical Report Summary on the Pueblo Viejo Mine, Sanchez-Ramirez, Dominican Republic” dated May 14, 2026 with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”), as an exhibit (including by incorporation by reference) to and referenced in the Form S-1;

•	the use of and references to my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in connection with the Form S-1 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary in the Form S-1 and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-1.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1, as well as the references to the Technical Report Summary within the Form S-1 and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•	Section 1 Executive Summary

•	Section 2 Introduction

•	Section 15 Infrastructure

•	Section 21 Other Relevant Data and Information

•	Section 22 Interpretation and Conclusions

•	Section 23 Recommendations

•	Section 24 References

•	Section 25 Reliance on Information Provided by the Registrant

•	Section 26 Date and Signature Page

•	Corresponding Subsection of Section 15: Tailing Storage Facilities

Signature:	/s/ Bassam El Husseini

Date:	November 10, 2026

Name:	Bassam El Husseini
Title:	Director, Geotechnical Tailings and Heap Leach

CONSENT of QUALIFIED PERSON

Re: Registration Statement on Form S-1 of American Barrick Gold Corporation (the “Company”)

I, Russell Owen, FAusIMM, Vice-President Technical Services of Barrick Mining Corporation, the parent company of the Company, in connection with the Company’s Registration Statement on Form S-1 (together with any amendment or supplement thereto, the “Form S-1”), consent to:

•

the public filing by the Company and use of the Technical Report Summary titled, “S-K 1300 Technical Report Summary on the Pueblo Viejo Mine, Sanchez-Ramirez, Dominican Republic” dated May 14, 2026 with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”), as an exhibit (including by incorporation by reference) to and referenced in the Form S-1;

•	the use of and references to my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in connection with the Form S-1 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary in the Form S-1 and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-1.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1, as well as the references to the Technical Report Summary within the Form S-1 and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•	Section 1 Executive Summary

•	Section 2 Introduction

•	Section 3 Property Description

•	Section 4 Accessibility, Climate, Local Resources, Infrastructure and Physiography

•	Section 5 History

•	Section 15 Infrastructure, excluding Subsection 15.10 Tailing Storage Facilities

•	Section 16 Market Studies

•	Section 17 Environmental Studies, Permitting, and Plans, Negotiations, or Agreements with Local Individuals or Groups

•	Section 18 Capital and Operating Costs

•	Section 19 Economic Analysis

•	Section 20 Adjacent Properties

•	Section 21 Other Relevant Data and Information

•	Section 22 Interpretation and Conclusions

•	Section 23 Recommendations

•	Section 24 References

•	Section 25 Reliance on Information Provided by the Registrant

•	Section 26 Date and Signature Page

Signature:	/s/ Russell Owen

Date:	November 10, 2026

Name:	Russell Owen
Title:	Vice-President Technical Services

CONSENT of QUALIFIED PERSON

Re: Registration Statement on Form S-1 of American Barrick Gold Corporation (the “Company”)

I, Clifford Krall, RM SME, Manager – LOM Planning and Technical Standards of Barrick Mining Corporation, the parent company of the Company, in connection with the Company’s Registration Statement on Form S-1 (together with any amendment or supplement thereto, the “Form S-1”), consent to:

•

the public filing by the Company and use of the Technical Report Summary titled, “S-K 1300 Technical Report Summary on the Pueblo Viejo Mine, Sanchez-Ramirez, Dominican Republic” dated May 14, 2026 with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”), as an exhibit (including by incorporation by reference) to and referenced in the Form S-1;

•	the use of and references to my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in connection with the Form S-1 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary in the Form S-1 and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-1.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1, as well as the references to the Technical Report Summary within the Form S-1 and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•	Section 1 Executive Summary

•	Section 2 Introduction

•	Section 12 Mineral Reserve Estimate

•	Section 13 Mining Methods

•	Section 21 Other Relevant Data and Information

•	Section 22 Interpretation and Conclusions

•	Section 23 Recommendations

•	Section 24 References

•	Section 25 Reliance on Information Provided by the Registrant

•	Section 26 Date and Signature Page

Signature:	/s/ Clifford Krall

Date:	November 10, 2026

Name:	Clifford Krall
Title:	Manager – LOM Planning and Technical Standards